UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 28, 2023

Evolve Transition Infrastructure LP
(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd, Suite 2400
Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	SNMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On December 28, 2023, Evolve Transition Infrastructure LP (the “Partnership”) completed the sale of its 50% membership interest (the “Carnero Interest”) in Carnero G&P LLC (“Carnero”) to Targa LP Inc. (the “Buyer”) pursuant to a membership interest purchase agreement, dated as of December 28, 2023 (the “Agreement”), between the Partnership and the Buyer. The purchase price for the Carnero Interest was $27.0 million (the “Cash Consideration”). In addition to the Cash Consideration, the Buyer will make an additional cash payment to the Partnership, which will equal 20% of any cash award, less costs and expenses actually incurred by Carnero, received by Carnero with respect to claims asserted by Carnero pursuant to a third-party commercial agreement. The Partnership intends to use the net proceeds from the transaction to repay borrowings outstanding under the Partnership’s credit facility and for general working capital purposes. The Agreement contains customary representations, warranties, covenants and indemnification provisions, subject to specified limitations.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which will be filed by the Partnership with its Annual Report on Form 10-K for the year ended December 31, 2023.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information
The following unaudited pro forma financial information of the Partnership is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:
•unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2023, and the year ended December 31, 2022; and
•unaudited pro forma condensed consolidated balance sheets as of September 30, 2023, and December 31, 2022.
(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated financial information.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLVE TRANSITION INFRASTRUCTURE LP
	By:	Evolve Transition Infrastructure GP LLC, its general partner

Date: January 2, 2024	By:	/s/ Charles C. Ward
Charles C. Ward
Interim Chief Executive Officer, Chief Financial Officer and Secretary